UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2010
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
As of August 6, 2010, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) entered into Amendment No. 3 to the Stockholders Agreement, dated as of June 22, 2005, among TD AMERITRADE, TD Luxembourg International Holdings s.a.r.l. (“TD Lux”), The Toronto-Dominion Bank (together with TD Lux, “TD”), J. Joe Ricketts, his wife and certain trusts created for the benefit of their family (together, the “Ricketts Holders”). TD through TD Lux owns approximately 265 million shares of common stock of TD AMERITRADE, and the Ricketts Holders own approximately 86 million shares of common stock of TD AMERITRADE. In addition, TD AMERITRADE transacts business and has extensive relationships with TD and certain of its affiliates, a description of which is contained in TD AMERITRADE’s proxy statement filed with the SEC on January 8, 2010 and incorporated herein.
Under Amendment No. 3:
•	TD has until January 24, 2014 to take all actions reasonably necessary to reduce its ownership in TD AMERITRADE to 45% of the outstanding common stock of TD AMERITRADE.

•	TD is required to take all actions reasonably necessary to commence reduction of its ownership in TD AMERITRADE common stock and then continue such reduction for so long as such reduction can be executed at a price per share equal to or greater than TD’s then-applicable average carrying value per share of TD AMERITRADE common stock.

•	In connection with stock repurchases by TD AMERITRADE, TD’s ownership interest in TD AMERITRADE will not exceed 48% of the outstanding common stock of TD AMERITRADE.

•	Amendment No. 3 terminates on the earlier of January 24, 2014 or the termination of the Stockholders Agreement in accordance with its terms.
Under the Stockholders Agreement, TD is permitted to exercise voting rights only with respect to 45% of the outstanding common stock of TD AMERITRADE.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 5, 2010, Karen E. Maidment, a designee of The Toronto-Dominion Bank, was elected to the board of directors of TD AMERITRADE under the terms of the Stockholders Agreement. Ms. Maidment will be entitled to receive compensation under the terms of the TD AMERITRADE Holding Corporation 2006 Directors Incentive Plan (which is described in TD AMERITRADE’s proxy statement filed with the SEC on January 8, 2010 and incorporated herein), and she will enter into an indemnification agreement with TD AMERITRADE (which is identical in all material respects to the indemnification agreement described in TD AMERITRADE’s current report on Form 8-K filed with the SEC on June 5, 2006 and incorporated herein (and qualified in its entirety by reference to the complete form of indemnification agreement attached as exhibit 10.1 to the June 5, 2006 Current Report on Form 8-K)).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: August 9, 2010	By:	/s/ William J. Gerber
		Name:	William J. Gerber
		Title:	Chief Financial Officer